UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9637

Name of Fund: Merrill Lynch Large Cap Core Fund
              Master Large Cap Core Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Large Cap Core Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Merrill Lynch
Large Cap Core Fund
Of Merrill Lynch Large Cap Series Funds, Inc.

Semi-Annual Report
April 30, 2003

[LOGO] Merrill Lynch Investment Managers

A Letter From the President

[PHOTO OMITTED]

Dear Shareholder

Despite a difficult year, it brings me great pleasure to write to you today with positive news. The war in Iraq has ended, oil prices have fallen, credit spreads have tightened and April marked the most promising month for equities since last October. Many companies have announced better-than-expected earnings and consumer confidence is beginning to improve. Although the economy still must wrestle with high unemployment, the risk of deflation, state and federal deficits and still unpredictable markets, there exist hopeful signs for an upturn.

While both the S&P 500 Index and the Nasdaq were well into negative territory for the six-month period ended October 31, 2002, both indexes rebounded over the six months that followed. From October 31, 2002 to April 30, 2003, the S&P 500 and Nasdaq returned +4.48% and +10.12%, respectively.

Our portfolio managers continue to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. That includes striving to outperform our peers and the market indexes. Remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing -- particularly during unsettling economic times. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premier a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


2          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

We are pleased to present to you the management team of

Merrill Lynch Large Cap Core Fund

[PHOTO OMITTED]

[PHOTO OMITTED]

Robert C. Doll, Jr.
Senior Portfolio Manager

Senior Portfolio Manager Bob Doll, President and Chief Investment Officer of Merrill Lynch Investment Managers, joined Merrill Lynch Investment Managers in 1999 and heads the Merrill Lynch Large Cap Growth Fund team. Mr. Doll received bachelor's degrees in accounting and economics from Lehigh University and an MBA from The Wharton School of the University of Pennsylvania. He is a CFA(R) charterholder and a Certified Public Accountant.

In addition to Mr. Doll, the investment team includes Senior Quantitative Analyst Tasos Bouloutas and Director of Equity Operations Brenda Sklar. Mr. Bouloutas earned a master's degree and a Ph.D. from Columbia University, New York. Ms. Sklar earned a bachelor's degree in accounting and economics from the University of Delaware. She is a Certified Public Accountant. The team has a collective 55 years of industry experience.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
A Letter From the President ...............................................    2
A Discussion With Your Fund's Portfolio Manager ...........................    4
Performance Data ..........................................................    6
Fund Financial Information ................................................    8
Fund Financial Highlights .................................................   11
Fund Notes to Financial Statements ........................................   16
Master Schedule of Investments ............................................   19
Master Financial Information ..............................................   22
Master Financial Highlights ...............................................   25
Master Notes to Financial Statements ......................................   26
Portfolio Information .....................................................   29
Officers and Directors ....................................................   30


           MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003          3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We have positioned the Fund to take advantage of a potential economic recovery. It has been a challenging six months, but we believe there are good reasons for investors to take a constructive outlook.

What is the Fund's investment process?

The Fund invests in securities found in the Russell 1000(R) Index, which is made up of the 1,000 largest publicly traded companies in the United States. Our investment process aims to add value through security selection and portfolio construction. Security selection involves the use of specific quantitative selection criteria: earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process whereby risk management controls style, capitalization, sector and individual security selection.

What economic and market developments affected the Fund during the period?

The Fund invests in large capitalization equities that represent a large part of the U.S. stock market. For that reason, our portfolio was influenced by the same economic and market events that affected the broader stock market over the past six months.

During the six months ended April 30, 2003, world markets rose and fell dramatically, and investors remained on the sidelines, reluctant to participate in the markets given the exceptional level of uncertainty. Investors also suffered a sharp loss of confidence in the economy due to ongoing concerns about employment. Although new unemployment claims had not surged, job creation remained weak, and investors feared that if the business sector saw demand slipping, a new round of layoffs and investment cutbacks could result.

Understandably, this lack of confidence led to slower consumption in the early part of 2003. Bad weather, the geopolitical climate and the accompanying energy price crunch also contributed to the slowdown. While we saw a modest drop in oil and natural gas prices in April, the relief was not enough to offset these concerns.

The Federal Reserve Board continued its efforts to stimulate the economy and likely will not shift from this course until well after the economy has strengthened. Treasuries, which have been overvalued, are likely to remain so until economic expectations stabilize and fears of deflation subside. Corporate bonds weathered a challenging economic patch in recent months, underscoring the significance of good value and improving corporate balance sheets. In our view, many companies are beginning to come out of their difficulties, as restructuring and cost cutting have helped them resize and stabilize. These activities also may help create a more favorable environment for stock prices.

During the period, the S&P 500(R) Index hovered in the middle of its trading range (800 - 950). We hope to see a breakthrough in the upper end of that range if the economy and corporate earnings can demonstrate sustainable improvement. Corporate profits were better than expected, with 62% of S&P 500 companies exceeding consensus earnings expectations as of April month-end. However, some of the results were driven by cutbacks in investment and labor. Strong productivity growth helped to contain unit labor costs, and pricing power improved somewhat. While the profit environment will remain tough, the corporate sector is focused on boosting the bottom line, which we hope will translate into stronger business conditions as geopolitical tensions and oil prices ease.

It could be a few months before the economic data clarify whether the economy is on a clear path to recovery. Until then, we believe equities will remain trendless. While it has been a challenging six months, we believe there is good reason for investors to take a constructive outlook.

How did the Fund perform for the past six months relative to its benchmark?

For the six months ended April 30, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +0.73%, +0.25%, +0.25% and +0.72%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The six-month results were below the +4.75% total return of the Fund's benchmark, the unmanaged Russell 1000 Index for the same six-month period.


4          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

While the Fund generated positive absolute performance over the six-month period, its relative performance trailed the benchmark. On the plus side, the Fund benefited from stock selection in financials and industrials. Our stock selection and underweight position in consumer staples also contributed favorably to performance. On the negative side, stock selection in health care and information technology hindered performance.

At the individual stock level, the largest positive contributors were CheckFree Corp., The Ryland Group, Inc., Countrywide Credit Industries, Inc., GTECH Holdings Corporation and Aetna Inc. Those holdings that detracted most from performance included Adolph Coors Company, Sprint (FON), Tenet Healthcare Corporation, BMC Software, Inc. and Hewlett-Packard Company.

What changes did you make to the portfolio during the period?

During the course of the period, we increased our investments relative to the benchmark in technology, health care and telecommunication services and reduced our positions relative to the benchmark in materials, consumer staples and consumer discretionary.

The Fund's largest purchases during the period included Fannie Mae, J.P. Morgan Chase & Co., Merck & Co., Inc., QUALCOMM Inc. and Sprint Corp. (PCS and FON), while the largest sales included H&R Block, Inc., The Procter & Gamble Company, Eastman Kodak Company, Freddie Mac, Safeco Corporation and Union Pacific Corporation.

How would you characterize the portfolio's position at the close of the period?

The Fund's largest overweights are in information technology, health care and consumer discretionary, and the largest underweights are in consumer staples, utilities and financials. In preparation for an economic revival, we attempted to take advantage of economically sensitive names while trimming some of our defensive positions.

We have positioned the Fund for an improvement in economic activity, continued positive earnings comparisons, and an eventual rise in interest rates. As always, we attempt to invest in companies with improving earnings momentum, a high probability of positive earnings surprises, and reasonable valuations.


Robert C. Doll, Jr.
Senior Vice President and Senior Portfolio Manager

May 28, 2003

--------------------------------------------------------------------------------
Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.
--------------------------------------------------------------------------------


           MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003          5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                    6-Month              12-Month           Since Inception
As of April 30, 2003                              Total Return         Total Return          Total Return
===========================================================================================================
ML Large Cap Core Fund Class A Shares*               +0.73%              -16.57%                -16.87%
-----------------------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class B Shares*               +0.25               -17.28                 -19.09
-----------------------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class C Shares*               +0.25               -17.28                 -19.09
-----------------------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class I Shares*               +0.72               -16.47                 -16.26
-----------------------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class R Shares*                  --                   --                 + 0.12
-----------------------------------------------------------------------------------------------------------
Russell 1000 Index**                                 +4.75               -13.46              -32.18/+1.62
-----------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Performance results are for a limited asset pool. The Fund's since inception periods are from 12/22/99 for Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.

** This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R)Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The since inception total returns are from 12/22/99 and 1/03/03.


6          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Performance Data (concluded)

Average Annual Total Return

                                            % Return Without      % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 4/30/03                            -16.57%            -20.95%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/03                                   - 5.36             - 6.87
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                % Return             % Return
                                               Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 4/30/03                            -17.28%            -20.59%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/03                                   - 6.12             - 6.97
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 % Return            % Return
                                               Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 4/30/03                            -17.28%            -18.11%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/03                                   - 6.12             - 6.12
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                            % Return Without      % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 4/30/03                            -16.47%            -20.85%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/03                                   - 5.15             - 6.66
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Aggregate Total Return

                                                                % Return Without
                                                                   Sales Charge
================================================================================
Class R Shares
================================================================================
Inception (1/03/03) through 4/30/03                                   +0.12%
--------------------------------------------------------------------------------


           MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003          7

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities            Merrill Lynch Large Cap Core Fund

As of April 30, 2003

-----------------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment in Master Large Cap Core Portfolio, at value
                   (identified cost--$901,837,956) ..............................................                   $   964,713,341
                   Prepaid registration fees and other assets ...................................                            54,128
                                                                                                                    ---------------
                   Total assets .................................................................                       964,767,469
                                                                                                                    ---------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Distributor ...............................................................   $    450,479
                      Other affiliates ..........................................................        283,018
                      Administrator .............................................................        202,309            935,806
                                                                                                    ------------
                   Accrued expenses and other liabilities .......................................                            20,338
                                                                                                                    ---------------
                   Total liabilities ............................................................                           956,144
                                                                                                                    ---------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets ...................................................................                   $   963,811,325
                                                                                                                    ===============
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     2,444,376
                   Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                          4,012,668
                   Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          2,388,434
                   Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          2,897,489
                   Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                  1
                   Paid-in capital in excess of par .............................................                     1,212,647,585
                   Accumulated investment loss--net .............................................   $ (2,172,888)
                   Accumulated realized capital losses on investments from the Portfolio--net ...   (321,281,725)
                   Unrealized appreciation on investments from the Portfolio--net ...............     62,875,385
                                                                                                    ------------
                   Total accumulated losses--net ................................................                      (260,579,228)
                                                                                                                    ---------------
                   Net assets ...................................................................                   $   963,811,325
                                                                                                                    ===============
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $203,062,930 and 24,443,758 shares outstanding                   $          8.31
                                                                                                                    ===============
                   Class B--Based on net assets of $324,784,855 and 40,126,681 shares outstanding                   $          8.09
                                                                                                                    ===============
                   Class C--Based on net assets of $193,303,904 and 23,884,346 shares outstanding                   $          8.09
                                                                                                                    ===============
                   Class I--Based on net assets of $242,659,536 and 28,974,893 shares outstanding                   $          8.37
                                                                                                                    ===============
                   Class R--Based on net assets of $100.17 and 12.32 shares outstanding .........                   $          8.13
                                                                                                                    ===============

      See Notes to Financial Statements.


8          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Statement of Operations                        Merrill Lynch Large Cap Core Fund

For the Six Months Ended April 30, 2003

--------------------------------------------------------------------------------------------------------------------------
Investment Income from the Portfolio--Net
--------------------------------------------------------------------------------------------------------------------------
                   Net investment income allocated from the Portfolio:
                      Dividends (net of $2,295 foreign withholding tax) ....................                  $  4,901,905
                      Securities lending--net ..............................................                        75,657
                      Interest .............................................................                        21,155
                      Expenses .............................................................                    (2,422,367)
                                                                                                              ------------
                   Net investment income from the Portfolio ................................                     2,576,350
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------------------------------
                   Account maintenance and distribution fees--Class B ......................    $1,570,942
                   Administration fees .....................................................     1,084,422
                   Account maintenance and distribution fees--Class C ......................       895,318
                   Transfer agent fees--Class B ............................................       298,101
                   Account maintenance fees--Class A .......................................       193,755
                   Transfer agent fees--Class C ............................................       176,939
                   Transfer agent fees--Class I ............................................       173,807
                   Transfer agent fees--Class A ............................................       123,056
                   Printing and shareholder reports ........................................        67,584
                   Registration fees .......................................................        44,370
                   Professional fees .......................................................        25,028
                   Other ...................................................................        95,916
                                                                                                ----------
                   Total expenses ..........................................................                     4,749,238
                                                                                                              ------------
                   Investment loss--net ....................................................                    (2,172,888)
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) from the Portfolio--Net

--------------------------------------------------------------------------------------------------------------------------
                   Realized loss on investments from the Portfolio--net ....................                   (54,231,091)
                   Change in unrealized appreciation/depreciation on investments from
                   the Portfolio--net ......................................................                    62,968,530
                                                                                                              ------------
                   Total realized and unrealized gain on investments from the Portfolio--net                     8,737,439
                                                                                                              ------------
                   Net Increase in Net Assets Resulting from Operations ....................                  $  6,564,551
                                                                                                              ============

      See Notes to Financial Statements.


           MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003          9

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets            Merrill Lynch Large Cap Core Fund

                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                             April 30,         October 31,
Increase (Decrease) in Net Assets:                                                             2003               2002
--------------------------------------------------------------------------------------------------------------------------
Operations
--------------------------------------------------------------------------------------------------------------------------
                   Investment loss--net .............................................     $  (2,172,888)     $  (1,558,904)
                   Realized loss on investments from the Portfolio--net .............       (54,231,091)      (126,246,008)
                   Change in unrealized appreciation/depreciation on investments
                   from the Portfolio--net ..........................................        62,968,530         56,508,509
                                                                                          --------------------------------
                   Net increase (decrease) in net assets resulting from operations ..         6,564,551        (71,296,403)
                                                                                          --------------------------------
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------------
                   Net increase in net assets derived from capital share transactions        98,161,341        522,836,011
                                                                                          --------------------------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets .....................................       104,725,892        451,539,608
                   Beginning of period ..............................................       859,085,433        407,545,825
                                                                                          --------------------------------
                   End of period* ...................................................     $ 963,811,325      $ 859,085,433
                                                                                          ================================
                      * Accumulated investment loss--net ............................     $  (2,172,888)                --
                                                                                          ================================

      See Notes to Financial Statements.


10          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Financial Highlights                           Merrill Lynch Large Cap Core Fund

                                                                                                 Class A@@@
                                                                           -----------------------------------------------------
                                                                           For the                                       For the
                                                                             Six                                         Period
The following per share data and ratios have been derived                   Months            For the Year Ended        Dec. 22,
from information provided in the financial statements.                      Ended                 October 31,           1999+ to
                                                                           April 30,      -------------------------     Oct. 31,
Increase (Decrease) in Net Asset Value:                                      2003            2002            2001         2000
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .............     $    8.25       $    9.06       $   11.74    $   10.00
                                                                          ------------------------------------------------------
                   Investment income (loss)--net ....................          (.01)+++         .01+++           --+++@@     --@@
                   Realized and unrealized gain (loss) on investments
                   from the Portfolio--net ..........................           .07            (.82)          (2.68)        1.74
                                                                          ------------------------------------------------------
                   Total from investment operations .................           .06            (.81)          (2.68)        1.74
                                                                          ------------------------------------------------------
                   Less distributions in excess of realized gain on
                   investments from the Portfolio--net ..............            --              --              --@@         --
                                                                          ------------------------------------------------------
                   Net asset value, end of period ...................     $    8.31       $    8.25       $    9.06    $   11.74
                                                                          ======================================================
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...............         .73%@           (8.94%)        (22.80%)    17.40%@
                                                                          ======================================================
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement++ .................          1.27%*          1.28%           1.32%        1.59%*
                                                                          ======================================================
                   Expenses++ .......................................          1.27%*          1.28%           1.32%        2.10%*
                                                                          ======================================================
                   Investment income (loss)--net ....................          (.13%)*          .10%           (.05%)       (.59%)*
                                                                          ======================================================
--------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) .........     $ 203,063       $ 136,552       $  84,891    $  25,627
                                                                          ======================================================
                   Portfolio turnover ...............................         59.37%         150.18%         162.28%       79.18%
                                                                          ======================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


            MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003        11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                                    Class B
                                                                           ------------------------------------------------------
                                                                            For the                                       For the
                                                                              Six                                         Period
The following per share data and ratios have been derived                    Months          For the Year Ended          Dec. 22,
from information provided in the financial statements.                       Ended                October 31,            1999+ to
                                                                            April 30,     -------------------------      Oct. 31,
Increase (Decrease) in Net Asset Value:                                       2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                      Net asset value, beginning of period .............   $    8.07      $    8.93      $   11.67      $   10.00
                                                                           ------------------------------------------------------
                      Investment loss--net .............................        (.03)+++       (.06)+++       (.08)+++       (.01)
                      Realized and unrealized gain (loss) on investments
                      from the Portfolio--net ..........................         .05           (.80)         (2.66)          1.68
                                                                           ------------------------------------------------------
                      Total from investment operations .................         .02           (.86)         (2.74)          1.67
                                                                           ------------------------------------------------------
                      Less distributions in excess of realized gain on
                      investments from the Portfolio--net ..............          --             --             --@@           --
                                                                           ------------------------------------------------------
                      Net asset value, end of period ...................   $    8.09      $    8.07      $    8.93      $   11.67
                                                                           ======================================================
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                      Based on net asset value per share ...............         .25%@        (9.63%)       (23.47%)        16.70%@
                                                                           ======================================================
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                      Expenses, net of reimbursement++ .................        2.05%*         2.07%          2.06%          2.37%*
                                                                           ======================================================
                      Expenses++ .......................................        2.05%*         2.07%          2.06%          2.70%*
                                                                           ======================================================
                      Investment loss--net .............................        (.89%)*        (.64%)         (.80%)        (1.33%)*
                                                                           ======================================================
---------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                      Net assets, end of period (in thousands) .........   $ 324,785      $ 329,121      $ 159,287      $  85,036
                                                                           ======================================================
                      Portfolio turnover ...............................       59.37%        150.18%        162.28%         79.18%
                                                                           ======================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


12          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                                  Class C
                                                                        --------------------------------------------------------
                                                                         For the                                        For the
                                                                           Six                                           Period
The following per share data and ratios have been derived                Months             For the Year Ended          Dec. 22,
from information provided in the financial statements.                    Ended                 October 31,             1999+ to
                                                                        April 30,       -------------------------       Oct. 31,
Increase (Decrease) in Net Asset Value:                                    2003            2002            2001           2000
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .............   $    8.07       $    8.93       $   11.67      $   10.00
                                                                        --------------------------------------------------------
                   Investment loss--net .............................        (.04)+++        (.06)+++        (.08)+++       (.01)
                   Realized and unrealized gain (loss) on investments
                   from the Portfolio--net ..........................         .06            (.80)          (2.66)          1.68
                                                                        --------------------------------------------------------
                   Total from investment operations .................         .02            (.86)          (2.74)          1.67
                                                                        --------------------------------------------------------
                   Less distributions in excess of realized gain on
                   investments from the Portfolio--net ..............          --              --              --@@           --
                                                                        --------------------------------------------------------
                   Net asset value, end of period ...................   $    8.09       $    8.07       $    8.93      $   11.67
                                                                        ========================================================
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...............         .25%@         (9.63%)        (23.47%)        16.70%@
                                                                        ========================================================
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement++ .................        2.06%*          2.07%           2.07%          2.35%*
                                                                        ========================================================
                   Expenses++ .......................................        2.06%*          2.07%           2.07%          2.80%*
                                                                        ========================================================
                   Investment loss--net .............................        (.91%)*         (.66%)          (.81%)        (1.34%)*
                                                                        ========================================================
--------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) .........   $ 193,304       $ 178,459       $  86,694      $  41,028
                                                                        ========================================================
                   Portfolio turnover ...............................       59.37%         150.18%         162.28%         79.18%
                                                                        ========================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


            MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003        13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                               Class I@@@
                                                                        -------------------------------------------------------
                                                                         For the                                       For the
                                                                           Six                                          Period
The following per share data and ratios have been derived                Months           For the Year Ended           Dec. 22,
from information provided in the financial statements.                    Ended               October 31,              1999+ to
                                                                        April 30,      -------------------------       Oct. 31,
Increase (Decrease) in Net Asset Value:                                    2003           2002            2001           2000
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .............   $    8.31      $    9.10       $   11.77      $   10.00
                                                                        -------------------------------------------------------
                   Investment income (loss)--net ....................         .01+++         .03+++          .02+++        (.01)
                   Realized and unrealized gain (loss) on investments
                   from the Portfolio--net ..........................         .05           (.82)          (2.69)          1.78
                                                                        -------------------------------------------------------
                   Total from investment operations .................         .06           (.79)          (2.67)          1.77
                                                                        -------------------------------------------------------
                   Less distributions in excess of realized gain on
                   investments from the Portfolio--net ..............          --             --              --@@           --
                                                                        -------------------------------------------------------
                   Net asset value, end of period ...................   $    8.37      $    8.31       $    9.10      $   11.77
                                                                        =======================================================
-------------------------------------------------------------------------------------------------------------------------------
Total Investment Return**
-------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...............         .72%@        (8.68%)        (22.65%)        17.70%@
                                                                        =======================================================
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement++ .................        1.02%*         1.04%           1.05%          1.21%*
                                                                        =======================================================
                   Expenses++ .......................................        1.02%*         1.04%           1.05%          3.11%*
                                                                        =======================================================
                   Investment income (loss)--net ....................         .13%*          .33%            .21%          (.52%)*
                                                                        =======================================================
-------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) .........   $ 242,659      $ 214,953       $  76,674      $  33,886
                                                                        =======================================================
                   Portfolio turnover ...............................       59.37%        150.18%         162.28%         79.18%
                                                                        =======================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


14          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Financial Highlights (concluded)               Merrill Lynch Large Cap Core Fund

                                                                                                                         Class R
                                                                                                                       ----------
                                                                                                                        For the
                                                                                                                         Period
                                                                                                                       January 3,
The following per share data and ratios have been derived                                                               2003+ to
from information provided in the financial statements.                                                                  April 30,
Increase (Decrease) in Net Asset Value:                                                                                   2003
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .......................................................          $ 8.12
                                                                                                                         ------
                   Investment loss--net .......................................................................              --+++@@
                   Realized and unrealized gain on investments from the Portfolio--net ........................             .01
                                                                                                                         ------
                   Total from investment operations ...........................................................             .01
                                                                                                                         ------
                   Net asset value, end of period .............................................................          $ 8.13
                                                                                                                         ======
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .........................................................             .12%@
                                                                                                                         ======
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement++ ...........................................................            1.50%*
                                                                                                                         ======
                   Expenses++ .................................................................................            1.50%*
                                                                                                                         ======
                   Investment loss--net .......................................................................            (.43%)*
                                                                                                                         ======
---------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ...................................................          $    0***
                                                                                                                         ======
                   Portfolio turnover .........................................................................           59.37%
                                                                                                                         ======

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Amount is less than $1,000.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.

            MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003        15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                  Merrill Lynch Large Cap Core Fund

1. Significant Accounting Policies:

Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Core Portfolio (the "Portfolio"), which is a portfolio of Master Large Cap Series Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at April 30, 2003 was 88.6%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investments in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.50%. This arrangement expired October 31, 2002 and was not renewed.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees


16          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Notes to Financial Statements (continued)      Merrill Lynch Large Cap Core Fund

are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ..............................                .25%               --
Class B ..............................                .25%              .75%
Class C ..............................                .25%              .75%
Class R ..............................                .25%              .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                   FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ..........................               $  7,308               $103,179
Class I ..........................               $     78               $  1,035
--------------------------------------------------------------------------------

For the six months ended April 30, 2003, MLPF&S received contingent deferred sales charges of $530,803 and $22,941 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $10,202 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions were $98,161,341 and $522,836,011 for the six months ended April 30, 2003 and the year ended October 31, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended April 30, 2003+                             Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................           8,860,931        $  71,720,974
Shares issued resulting from
  reorganization .....................               4,522               36,634
Automatic conversion of shares .......             785,364            6,373,889
                                               --------------------------------
Total issued .........................           9,650,817           78,131,497
Shares redeemed ......................          (1,762,095)         (14,074,450)
                                               --------------------------------
Net increase .........................           7,888,722        $  64,057,047
                                               ================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2002+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................           7,610,514        $  70,782,175
Automatic conversion of shares .......               3,367               27,543
Shares issued resulting
  from reorganization ................           2,761,182           22,536,869
                                               --------------------------------
Total issued .........................          10,375,063           93,346,587
Shares redeemed ......................          (3,185,327)         (28,683,972)
                                               --------------------------------
Net increase .........................           7,189,736        $  64,662,615
                                               ================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended April 30, 2003                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................           4,685,733        $  36,958,270
Shares issued resulting from
  reorganization .....................             282,624            2,231,082
                                               --------------------------------
Total issued .........................           4,968,357           39,189,352
Automatic conversion of shares .......            (803,476)          (6,373,889)
Shares redeemed ......................          (4,834,610)         (37,623,041)
                                               --------------------------------
Net decrease .........................            (669,729)       $  (4,807,578)
                                               ================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2002                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................           7,171,745        $  65,654,881
Shares issued resulting from
  reorganization .....................          21,838,026          174,693,818
                                               --------------------------------
Total issued .........................          29,009,771          240,348,699
Automatic conversion of shares .......              (3,443)             (27,543)
Shares redeemed ......................          (6,038,644)         (53,289,852)
                                               --------------------------------
Net increase .........................          22,967,684        $ 187,031,304
                                               ================================


            MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003        17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)      Merrill Lynch Large Cap Core Fund

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended April 30, 2003                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................           4,321,294        $  33,960,699
Shares issued resulting from
  reorganization .....................              62,855              496,146
                                               --------------------------------
Total issued .........................           4,384,149           34,456,845
Shares redeemed ......................          (2,621,541)         (20,390,452)
                                               --------------------------------
Net increase .........................           1,762,608        $  14,066,393
                                               ================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2002                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................           8,246,589        $  75,914,856
Shares issued resulting from
  reorganization .....................           8,208,317           65,662,157
                                               --------------------------------
Total issued .........................          16,454,906          141,577,013
Shares redeemed ......................          (4,036,447)         (36,391,845)
                                               --------------------------------
Net increase .........................          12,418,459        $ 105,185,168
                                               ================================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended April 30, 2003+                             Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................           6,530,440        $  52,503,027
Shares redeemed ......................          (3,436,892)         (27,657,648)
                                               --------------------------------
Net increase .........................           3,093,548        $  24,845,379
                                               ================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended October 31, 2002+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................          20,837,767        $ 197,763,530
Shares issued resulting from
  reorganization .....................             865,052            7,104,596
                                               --------------------------------
Total issued .........................          21,702,819          204,868,126
Shares redeemed ......................          (4,243,287)         (38,911,202)
                                               --------------------------------
Net increase .........................          17,459,532        $ 165,956,924
                                               ================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

--------------------------------------------------------------------------------
Class R Shares for the Period                                         Dollar
January 1, 2003+ to April 30, 2003                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................               12.32        $         100
                                               --------------------------------
Net increase .........................               12.32        $         100
                                               ================================

+     Commencement of operations.

4. Capital Loss Carryforward:

On October 31, 2002, the Fund had a net capital loss carryforward of $245,021,673, of which $17,112,478 expires in 2007, $67,532,381 expires in 2008,
$79,615,851 expires in 2009 and $80,760,963 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

5. Acquisition of Mercury Large Cap Core Fund:

On April 28, 2003, the Fund acquired all of the net assets of Mercury Large Cap Core Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 386,580 shares of common stock of Mercury Large Cap Core Fund for 350,001 shares of common stock of the Fund. Mercury Large Cap Core Fund's net assets on that date of $2,763,862, including $908,346 of net unrealized appreciation and $3,237,524 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $936,809,762.


18          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Schedule of Investments                          Master Large Cap Core Portfolio

                                                                                                             Value        Percent of
Sector         Industry*                       Shares Held    Common Stocks                            (in U.S. dollars)  Net Assets
====================================================================================================================================
Consumer       Hotels, Restaurants & Leisure       361,000    Applebee's International, Inc.              $  9,891,400       0.9%
Discretionary                                      330,000  + GTECH Holdings Corporation                    11,111,100       1.0
                                                   134,000  + International Game Technology                 11,564,200       1.1
                                                   370,000  + Mandalay Resort Group                          9,775,400       0.9
               ---------------------------------------------------------------------------------------------------------------------
               Household Durables                  546,000  + American Greetings Corporation (Class A)       7,949,760       0.7
                                                   170,000    Centex Corporation                            11,223,400       1.0
                                                   191,000    Fortune Brands, Inc.                           9,244,400       0.8
                                                    30,000  + NVR, Inc.                                     10,732,500       1.0
                                                   111,000    Pulte Corporation                              6,436,890       0.6
                                                   210,000    The Ryland Group, Inc.                        11,388,300       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Internet & Catalog Retail            13,000  + eBay Inc.                                      1,206,010       0.1
               ---------------------------------------------------------------------------------------------------------------------
               Leisure Equipment & Products        250,000    Hasbro, Inc.                                   4,000,000       0.4
                                                   550,000    Mattel, Inc.                                  11,957,000       1.1
               ---------------------------------------------------------------------------------------------------------------------
               Multiline Retail                    600,000    J.C. Penney Company, Inc.                     10,236,000       1.0
                                                   150,000    Wal-Mart Stores, Inc.                          8,448,000       0.8
               ---------------------------------------------------------------------------------------------------------------------
               Specialty Retail                    350,000  + Abercrombie & Fitch Co. (Class A)             11,508,000       1.1
                                                   810,000  + AutoNation, Inc.                              11,218,500       1.0
                                                   634,000    The Gap, Inc.                                 10,543,420       1.0
                                                   620,000  + Staples, Inc.                                 11,804,800       1.1
               ---------------------------------------------------------------------------------------------------------------------
               Textiles, Apparel & Luxury Goods    270,000  + Coach, Inc.                                   11,747,700       1.1
                                                   350,000    Liz Claiborne, Inc.                           11,385,500       1.0
                                                   350,000  + Reebok International Ltd.                     10,871,000       1.0
                                                    46,000  + The Timberland Company (Class A)               2,299,540       0.2
               ---------------------------------------------------------------------------------------------------------------------
                                                              Total Consumer Discretionary
                                                              (Cost--$195,239,492)                         216,542,820      19.9
====================================================================================================================================
Consumer       Beverages                           419,000    Coca-Cola Enterprises Inc.                     8,166,310       0.7
Staples                                             50,000  + Constellation Brands, Inc. (Class A)           1,340,500       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Food & Staples Retailing            159,000  + Whole Foods Market, Inc.                       9,438,240       0.9
               ---------------------------------------------------------------------------------------------------------------------
               Food Products                       260,000  + Dean Foods Company                            11,317,800       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Household Products                   50,000    The Procter & Gamble Company                   4,492,500       0.4
               ---------------------------------------------------------------------------------------------------------------------
                                                              Total Consumer Staples (Cost--$30,851,413)    34,755,350       3.2
====================================================================================================================================
Energy         Oil & Gas                           560,000    Exxon Mobil Corporation                       19,712,000       1.9
                                                   520,000    Marathon Oil Corporation                      11,840,400       1.1
                                                   150,000    Pogo Producing Company                         5,940,000       0.5
                                                    70,000    Sunoco, Inc.                                   2,604,700       0.2
               ---------------------------------------------------------------------------------------------------------------------
                                                              Total Energy (Cost--$40,325,423)              40,097,100       3.7
====================================================================================================================================
Financials     Commercial Banks                    282,000    Bank of America Corporation                   20,882,100       1.9
                                                   184,000    Banknorth Group, Inc.                          4,393,920       0.4
                                                    46,000    First Tennessee National Corporation           2,014,800       0.2
                                                    71,000    Golden West Financial Corporation              5,354,820       0.5
                                                   243,000    GreenPoint Financial Corp.                    11,605,680       1.1
                                                    87,000    Independence Community Bank Corp.              2,275,050       0.2
                                                   360,000    New York Community Bancorp, Inc.              12,499,200       1.1
                                                    70,000    Popular, Inc.                                  2,557,800       0.2
                                                   676,000    U.S. Bancorp                                  14,973,400       1.4
                                                   190,000    Wachovia Corporation                           7,259,900       0.7
                                                    55,000    Washington Federal, Inc.                       1,199,000       0.1
                                                   409,000    Washington Mutual, Inc.                       16,155,500       1.5
               ---------------------------------------------------------------------------------------------------------------------
               Diversified Financial Services      160,000    The Bear Stearns Companies Inc.               10,694,400       1.0
                                                   375,000    Citigroup Inc.                                14,718,750       1.3
                                                   170,000    Countrywide Credit Industries, Inc.           11,492,000       1.1
                                                   270,000    Fannie Mae                                    19,545,300       1.8
                                                   620,000    J.P. Morgan Chase & Co.                       18,197,000       1.7
               ---------------------------------------------------------------------------------------------------------------------


            MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003        19

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)              Master Large Cap Core Portfolio

                                                                                                               Value      Percent of
Sector       Industry*                        Shares Held    Common Stocks                             (in U.S. dollars)  Net Assets
====================================================================================================================================
Financials   Insurance                            100,000    American International Group, Inc.           $  5,795,000       0.5%
(concluded)                                       140,000    Berkley (W.R.) Corporation                      6,501,600       0.6
                                                  270,000    MetLife, Inc.                                   7,757,100       0.7
             -----------------------------------------------------------------------------------------------------------------------
                                                             Total Financials (Cost--$175,580,623)          195,872,320      18.0
====================================================================================================================================
Health Care  Biotechnology                        110,000  + Invitrogen Corporation                          3,597,000       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Health Care Equipment & Supplies     300,000    Bausch & Lomb Incorporated                     10,548,000       1.0
                                                  180,000    C.R. Bard, Inc.                                11,408,400       1.0
                                                   35,000    DENTSPLY International Inc.                     1,310,750       0.1
                                                  323,000  + Fisher Scientific International Inc.            9,305,630       0.9
                                                  313,000  + STERIS Corporation                              7,105,100       0.7
                                                   77,000    Stryker Corporation                             5,159,770       0.5
                                                  198,000  + Varian Medical Systems, Inc.                   10,664,280       1.0
             -----------------------------------------------------------------------------------------------------------------------
             Health Care Providers & Services     390,000  + AdvancePCS                                     11,723,400       1.1
                                                  214,000    Aetna Inc. (New Shares)                        10,657,200       1.0
                                                  361,000  + DaVita, Inc.                                    7,443,820       0.7
                                                   75,000  + Express Scripts, Inc. (Class A)                 4,422,000       0.4
                                                  640,000  + Humana Inc.                                     7,072,000       0.6
                                                  296,000    Omnicare, Inc.                                  7,849,920       0.7
                                                  286,000  + Oxford Health Plans, Inc.                       8,371,220       0.8
                                                  570,000  + Service Corporation International               1,926,600       0.2
                                                  140,000  + WellPoint Health Networks Inc.                 10,631,600       1.0
             -----------------------------------------------------------------------------------------------------------------------
             Pharmaceuticals                      179,000  + Barr Laboratories, Inc.                         9,952,400       0.9
                                                  220,000  + Forest Laboratories, Inc.                      11,378,400       1.0
                                                  200,000    Johnson & Johnson                              11,272,000       1.0
                                                  200,000  + Medicis Pharmaceutical (Class A)               11,528,000       1.1
                                                  470,000    Merck & Co., Inc.                              27,344,600       2.4
                                                  665,000    Pfizer Inc.                                    20,448,750       1.9
                                                  370,000  + Watson Pharmaceuticals, Inc.                   10,755,900       1.0
             -----------------------------------------------------------------------------------------------------------------------
                                                             Total Health Care (Cost--$218,201,964)        231,876,740      21.3
====================================================================================================================================
Industrials  Air Freight & Logistics              250,000    Ryder System, Inc.                              6,210,000       0.6
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Services & Supplies       193,000  + Apollo Group, Inc. (Class A)                   10,460,407       1.0
                                                   91,000  + Career Education Corporation                    5,471,830       0.5
                                                  430,000  + CheckFree Corp.                                11,855,100       1.0
                                                  380,000    First Data Corporation                         14,907,400       1.4
                                                  255,000    H & R Block, Inc.                               9,848,100       0.9
             -----------------------------------------------------------------------------------------------------------------------
             Industrial Conglomerates             870,000    General Electric Company                       25,621,500       2.4
             -----------------------------------------------------------------------------------------------------------------------
             Oil & Gas                            300,000    Valero Energy Corporation                      11,025,000       1.0
             -----------------------------------------------------------------------------------------------------------------------
             Road & Rail                          560,000    Norfolk Southern Corporation                   11,877,600       1.1
             -----------------------------------------------------------------------------------------------------------------------
                                                             Total Industrials (Cost--$101,375,237)        107,276,937       9.9
====================================================================================================================================
Information  Communications Equipment             470,000  + Advanced Fibre Communications, Inc.             7,191,000       0.7
Technology                                        194,000  + Cisco Systems, Inc.                             2,917,760       0.3
                                                  450,000  + Emulex Corporation                              9,220,500       0.8
                                                1,086,000  + Juniper Networks, Inc.                         11,098,920       1.0
                                                  410,000    QUALCOMM Inc.                                  13,074,900       1.2
                                                  530,000  + UTStarcom, Inc.                                11,538,630       1.1
             -----------------------------------------------------------------------------------------------------------------------
             Computers & Peripherals              558,000  + Dell Computer Corporation                      16,131,780       1.5
                                                1,010,000    Hewlett-Packard Company                        16,463,000       1.5
                                                   86,000    International Business Machines Corporation     7,301,400       0.7
                                                  170,000  + Lexmark International Group, Inc. (Class A)    12,666,700       1.2
                                                  504,000  + Storage Technology Corporation                 12,458,880       1.1
             -----------------------------------------------------------------------------------------------------------------------
             Electronic Equipment & Instruments   364,000  + Thermo Electron Corporation                     6,613,880       0.6
             -----------------------------------------------------------------------------------------------------------------------
             IT Services                          530,000  + Unisys Corporation                              5,512,000       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Office Electronics                 1,260,000  + Xerox Corporation                              12,423,600       1.1
             -----------------------------------------------------------------------------------------------------------------------


20          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

                                              Shares Held/                                                    Value       Percent of
Sector        Industry*                Beneficial Interest    Common Stocks                            (in U.S. dollars)  Net Assets
====================================================================================================================================
Information   Semiconductors & Semiconductor       270,000    Intel Corporation                           $  4,968,000       0.5%
Technology    Equipment
(concluded)   ----------------------------------------------------------------------------------------------------------------------
              Software                           1,010,000  + BEA Systems, Inc.                             10,817,100       1.0
                                                   670,000  + BMC Software, Inc.                             9,996,400       0.9
                                                    43,000    Fair, Isaac and Company, Incorporated          2,239,440       0.2
                                                   180,000  + Macromedia, Inc.                               2,269,800       0.2
                                                   700,000    Microsoft Corporation                         17,899,000       1.7
                                                   167,000  + Oracle Corporation                             1,983,960       0.2
                                                   280,000  + Symantec Corporation                          12,306,000       1.1
                                                   120,000  + Synopsys, Inc.                                 5,836,800       0.5
              ----------------------------------------------------------------------------------------------------------------------
                                                              Total Information Technology
                                                              (Cost--$204,658,562)                         212,929,450      19.6
====================================================================================================================================
Telecom-      Diversified Telecommunication      1,050,000    Sprint Corporation                            12,085,500       1.1
munication    Services                              50,000    Verizon Communications                         1,869,000       0.2
Services      ----------------------------------------------------------------------------------------------------------------------
              Wireless Telecommunication           357,000  + Nextel Communications, Inc. (Class A)          5,280,030       0.4
              Services                           2,380,000  + Sprint Corp. (PCS Group)                       8,330,000       0.8
              ----------------------------------------------------------------------------------------------------------------------
                                                              Total Telecommunication Services
                                                              (Cost--$31,219,883)                           27,564,530       2.5
====================================================================================================================================
Materials     Containers & Packaging               182,000    Ball Corporation                              10,221,120       0.9
                                                   413,000  + Pactiv Corporation                             8,474,760       0.8
              ----------------------------------------------------------------------------------------------------------------------
                                                              Total Materials (Cost--$16,893,054)           18,695,880       1.7
====================================================================================================================================
                                                              Total Common Stocks
                                                              (Cost--$1,014,345,651)                     1,085,611,127      99.8
====================================================================================================================================

                                                              Short-Term Securities
====================================================================================================================================
                                              $    661,873    Merrill Lynch Liquidity Series, LLC
                                                                Cash Sweep Series I (a)                        661,873       0.0
                                              $149,410,532    Merrill Lynch Liquidity Series, LLC Money
                                                                Market Series (a)(b)                       149,410,532      13.7
                                                99,607,018    Merrill Lynch Premier Institutional
                                                                Fund (a)(b)                                 99,607,018       9.2
====================================================================================================================================
                                                              Total Short-Term Securities
                                                              (Cost--$249,679,423)                         249,679,423      22.9
====================================================================================================================================
              Total Investments (Cost--$1,264,025,074)                                                   1,335,290,550     122.7

              Liabilities in Excess of Other Assets                                                       (247,006,054)    (22.7)
                                                                                                        ------------------------
              Net Assets                                                                                $1,088,284,496     100.0%
                                                                                                        ========================

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
+     Non-income producing security.
(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                       Dividend/
                                                           Net         Interest
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I                        $    661,873      $22,575

      Merrill Lynch Liquidity Series,
       LLC Money Market Series                         149,410,532       42,447

      Merrill Lynch Premier Institutional Fund          99,607,018       36,432
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


            MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003        21

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities              Master Large Cap Core Portfolio

As of April 30, 2003

-----------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (including securities loaned of $241,818,321)
                       (identified cost--$1,264,025,074) .................................                     $1,335,290,550
                       Cash ..............................................................                            601,967
                       Receivables:
                          Securities sold ................................................     $ 8,310,642
                          Contributions ..................................................       4,015,596
                          Dividends ......................................................         447,440
                          Interest .......................................................           6,207
                          Securities lending--net ........................................           5,303         12,785,188
                                                                                               -----------
                       Prepaid expenses and other assets .................................                             34,598
                                                                                                               --------------
                       Total assets ......................................................                      1,348,712,303
                                                                                                               --------------
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .........................                        249,017,550
                       Payables:
                          Securities purchased ...........................................       9,313,345
                          Withdrawals ....................................................       1,565,648
                          Investment adviser .............................................         466,577
                          Other liabilities ..............................................           7,416         11,352,986
                                                                                               -----------
                       Accrued expenses and other liabilities ............................                             57,271
                                                                                                               --------------
                       Total liabilities .................................................                        260,427,807
                                                                                                               --------------
-----------------------------------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                     $1,088,284,496
                                                                                                               ==============
-----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ................................................                     $1,017,019,020
                       Unrealized appreciation on investments--net .......................                         71,265,476
                                                                                                               --------------
                       Net assets ........................................................                     $1,088,284,496
                                                                                                               ==============

      See Notes to Financial Statements.


22          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Statement of Operations                          Master Large Cap Core Portfolio

For the Six Months Ended April 30, 2003

--------------------------------------------------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $2,560 foreign withholding tax) ................                     $  5,116,582
                       Interest .........................................................                           23,255
                       Securities lending--net ..........................................                           78,879
                                                                                                              ------------
                       Total income .....................................................                        5,218,716
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................     $ 2,288,116
                       Accounting services ..............................................         171,815
                       Custodian fees ...................................................          39,251
                       Professional fees ................................................          27,217
                       Trustees' fees and expenses ......................................          19,797
                       Pricing fees .....................................................             495
                       Other ............................................................           7,952
                                                                                              -----------
                       Total expenses ...................................................                        2,554,643
                                                                                                              ------------
                       Investment income--net ...........................................                        2,664,073
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) on Investments--Net
--------------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ................................                      (56,255,353)
                       Change in unrealized appreciation/depreciation on investments--net                       72,348,209
                                                                                                              ------------
                       Total realized and unrealized gain on investments--net ...........                       16,092,856
                                                                                                              ------------
                       Net Increase in Net Assets Resulting from Operations .............                     $ 18,756,929
                                                                                                              ============

      See Notes to Financial Statements.


            MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003        23

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets              Master Large Cap Core Portfolio

                                                                                                For the Six             For the
                                                                                                Months Ended          Year Ended
                                                                                                  April 30,           October 31,
Increase (Decrease) in Net Assets:                                                                  2003                 2002
----------------------------------------------------------------------------------------------------------------------------------
Operations
----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................     $     2,664,073      $     5,341,068
                       Realized loss on investments--net ................................         (56,255,353)        (128,219,700)
                       Change in unrealized appreciation/depreciation on investments--net          72,348,209           56,457,791
                                                                                              ------------------------------------
                       Net increase (decrease) in net assets resulting from operations ..          18,756,929          (66,420,841)
                                                                                              ------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Capital Transactions
----------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ......................................         342,272,578          272,000,014
                       Fair value of net asset contributions ............................                  --          269,997,441
                       Fair value of withdrawals ........................................        (146,448,959)         (14,709,088)
                                                                                              ------------------------------------
                       Net increase in net assets derived from capital transactions .....         195,823,619          527,288,367
                                                                                              ------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .....................................         214,580,548          460,867,526
                       Beginning of period ..............................................         873,703,948          412,836,422
                                                                                              ------------------------------------
                       End of period ....................................................     $ 1,088,284,496      $   873,703,948
                                                                                              ====================================

      See Notes to Financial Statements.


24          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Financial Highlights                             Master Large Cap Core Portfolio

                                                                       For the                                           For the
                                                                        Six                                              Period
                                                                       Months             For the Year Ended            Dec. 22,
                                                                       Ended                  October 31,               1999+ to
The following ratios have been derived                                April 30,     ----------------------------        Oct. 31,
from information provided in the financial statements.                  2003             2002             2001           2000
-------------------------------------------------------------------------------------------------------------------------------
Total Investment Return**
-------------------------------------------------------------------------------------------------------------------------------
                       Total investment return ................            1.24%           (8.13%)            --             --
                                                                   ============================================================
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .........             .56%*            .57%            .67%          1.09%*
                                                                   ============================================================
                       Expenses ...............................             .56%*            .57%            .67%          1.17%*
                                                                   ============================================================
                       Investment income (loss)--net ..........             .58%*            .83%            .59%          (.20%)*
                                                                   ============================================================
-------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $  1,088,284     $    873,704    $    412,836   $    186,265
                                                                   ============================================================
                       Portfolio turnover .....................           59.37%          150.18%         162.28%         79.18%
                                                                   ============================================================

*     Annualized.
** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.

      See Notes to Financial Statements.


            MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003        25

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                    Master Large Cap Core Portfolio

1. Significant Accounting Policies:

Master Large Cap Core Portfolio (the "Portfolio") is part of Master Large Cap Series Trust (the "Trust"). The Portfolio is registered under the Investment Company Act of 1940 and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or Nasdaq National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees. Occasionally, events affecting the values of the securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


26          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Notes to Financial Statements (continued)        Master Large Cap Core Portfolio

o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities,


            MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003        27

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)        Master Large Cap Core Portfolio

equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at an annual rate of .50% of the average daily net assets not exceeding $1 billion and .45% of average daily net assets in excess of $1 billion.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. As of April 30, 2003, the Portfolio lent securities with a value of $65,176,225 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended April 30, 2003, MLIM, LLC received $34,485 in securities lending agent fees.

For the six months ended April 30, 2003, the Portfolio reimbursed FAM $10,958 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $744,780,077 and $548,242,667, respectively.

Net realized losses for the six months ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                 Losses                Gains
--------------------------------------------------------------------------------
Long-term investments ...........             $(56,255,353)         $ 71,265,476
                                              ----------------------------------
Total ...........................             $(56,255,353)         $ 71,265,476
                                              ==================================
--------------------------------------------------------------------------------

As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $52,178,308, of which $90,249,011 related to appreciated securities and $38,070,703 related to depreciated securities. At April 30, 2003, the aggregate cost of investments for Federal income tax purposes was $1,283,112,242.

4. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended April 30, 2003.


28          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

Portfolio Information

As of April 30, 2003

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
================================================================================
Merck & Co., Inc. ..................................................      2.4%
General Electric Company ...........................................      2.4
Bank of America Corporation ........................................      1.9
Pfizer Inc. ........................................................      1.9
Exxon Mobil Corporation ............................................      1.9
Fannie Mae .........................................................      1.8
J.P. Morgan Chase & Co. ............................................      1.7
Microsoft Corporation ..............................................      1.7
Hewlett-Packard Company ............................................      1.5
Washington Mutual, Inc. ............................................      1.5

                                                                      Percent of
Five Largest Industries*                                              Net Assets
================================================================================
Pharmaceuticals ....................................................      9.3%
Commercial Banks ...................................................      9.3
Diversified Financial Services .....................................      6.9
Health Care Providers & Services ...................................      6.5
Computers & Peripherals ............................................      6.0

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


            MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003        29

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees

Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Stephen B. Swensrud, Director/Trustee
Robert C. Doll, Jr., Senior Vice President and
  Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Acting Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Melvin R. Seiden, Director/Trustee of Merrill Lynch Large Cap Core Fund, has recently retired. The Fund's Board of Directors/Trustees wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------


30          MERRILL LYNCH LARGE CAP CORE FUND           APRIL 30, 2003

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Large Cap Core Fund
Of Merrill Lynch Large Cap Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

--------------------------------------------------------------------------------
                                                                #CAPCORE -- 4/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            Merrill Lynch Large Cap Core Fund


            By: /s/ Terry K. Glenn
                ---------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Large Cap Core Fund

            Date: June 23, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


            By: /s/ Terry K. Glenn
                ---------------------------
                Terry K. Glenn,
                President of
                Merrill Lynch Large Cap Core Fund

            Date: June 23, 2003


            By: /s/ Donald C. Burke
                ---------------------------
                Donald C. Burke,
                Chief Financial Officer of
                Merrill Lynch Large Cap Core Fund

            Date: June 23, 2003

            Attached hereto as an exhibit are the certifications pursuant to
            Section 906 of the Sarbanes-Oxley Act.